                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       CV THERAPEUTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     1.  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2.  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4.  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5.  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     6.  Amount Previously Paid:
         -----------------------------------------------------------------------
     7.  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     8.  Filing Party:
         -----------------------------------------------------------------------
     9.  Date Filed:
         -----------------------------------------------------------------------

                             CV THERAPEUTICS, INC.
                               3172 PORTER DRIVE
                              PALO ALTO, CA 94304

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 9, 1998

                            ------------------------

TO THE STOCKHOLDERS OF CV THERAPEUTICS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CV Therapeutics, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 9, 1998 at 9:00 a.m. local time at 3172 Porter Drive, Palo Alto, California 94304 for the following purpose:

    1. To elect two directors to hold office until the 2001 Annual Meeting of Stockholders.

    2. To approve the 1994 Equity Incentive Plan, as amended to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by One Million (1,000,000) shares.

    3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 13, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Alan C. Mendelson

                                          Alan C. Mendelson

                                          SECRETARY

Palo Alto, California

April 29, 1998

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             CV THERAPEUTICS, INC.
                               3172 PORTER DRIVE
                              PALO ALTO, CA 94304

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 9, 1998

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of CV Therapeutics, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 9, 1998, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's offices, 3172 Porter Drive, Palo Alto, California 94304. The Company intends to mail this proxy statement and accompanying proxy card on or about April 29, 1998, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on April 13, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 13, 1998, the Company had outstanding and entitled to vote 11,054,411 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3172 Porter Drive, Palo Alto, California 94304, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than December 18, 1998 in order to be included in the proxy statement and proxy relating to that annual meeting. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Except as otherwise provided by law, vacancies on the Board shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders, unless the Board of Directors determines by resolution that any such vacancies shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

    The Board of Directors is presently composed of eight members. There were three directors in the class whose term of office expires in 1998. However, one of the three directors, Samuel D. Colella, has decided not to stand for re-election in 1998. The Board has reduced the authorized number of directors to be effective upon the date of the stockholders meeting. Accordingly, there are two nominees for election to this class. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2001 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

    THOMAS L. GUTSHALL has served as a director of the Company since December 1994. Since August 1996, Mr. Gutshall has served as the Chief Executive Officer of Cepheid Corporation, a diagnostics company. From January 1995 to September 1996, he served as President and Chief Operating Officer of the Company. From June 1989 until December 1994, Mr. Gutshall served as Executive Vice President at Syntex Corporation, a pharmaceutical and healthcare company. Mr. Gutshall earned a B.S. in chemical engineering from the University of Delaware and completed the Executive Marketing Management Program at Harvard Business School.

    COSTA G. SEVASTOPOULOS, PH.D., has served as a director of the Company since October 1992. Since May 1994, Dr. Sevastopoulos has been an independent consultant and a limited partner of Delphi Ventures I and II, both venture capital partnerships. From April 1988 to April 1994, he served as a general partner of Delphi BioVentures, a venture capital partnership, which he co-founded. Dr. Sevastopoulos currently serves as Chairman of the Board of Directors and Chief Executive Officer of Ixsys, Inc., a privately held biotechnology company. He holds a B.S. in physics from the University of Athens, Greece, an M.S. in electrical engineering from the California Institute of Technology, an M.B.A. from the European Institute of Business Administration in Fontainebleau, France, and a Ph.D. in molecular biology from the University of California at Berkeley.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

    DAVID P. HOLVECK has served as a director of the Company since November 1997. Mr. Holveck has served as the Chief Executive Officer of Centocor, Inc., a biotechnology company, since 1992 and has worked with Centocor, Inc. since 1983. He has also served as a member of Centocor, Inc.'s board of directors since 1994. Mr. Holveck holds a B.S. in education/science from West Chester University.

    BARBARA J. MCNEIL, M.D., PH.D., has served as a director of the Company since December 1994. Since 1990, Dr. McNeil has served as the Ridley Watts Professor of Health Care Policy at Harvard Medical School. In addition, since July 1988, she has served as the Chair of the Department of Health Care Policy at Harvard Medical School. Since 1983, she has been a professor of radiology at both Harvard Medical School and Brigham and Women's Hospital in Boston. Dr. McNeil holds an M.D. from Harvard Medical School and a Ph.D. in biological chemistry from Harvard University.

    J. LEIGHTON READ, M.D., has served as a director of the Company since September 1992. Dr. Read founded Aviron, a biopharmaceutical company and has served as its Chairman and Chief Executive Officer since April 1992. From July 1991 to July 1993, Dr. Read was a principal with Interhealth Limited, an investment partnership. From January 1989 to July 1991, Dr. Read served as a managing director of Affymax N.V., a biopharmaceutical company, which he co-founded in 1989. Dr. Read holds a B.S. in biology and psychology from Rice University and an M.D. from the University of Texas Health Science Center at San Antonio.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

    LOUIS G. LANGE, M.D., PH.D., was a founder of the Company and has served as its Chairman of the Board and Chief Executive Officer since August 1992. From July 1980 to August 1992, Dr. Lange served on the faculty of Washington University School of Medicine, including as Chief of Cardiology at Jewish Hospital in St. Louis, Missouri from May 1985 to August 1992, and as a full Professor of Medicine from July 1990 until August 1992. Dr. Lange is internationally recognized as an expert in the field of molecular mechanisms of cardiovascular disease. He holds an M.D. from Harvard Medical School and a Ph.D. in biochemistry from Harvard University.

    ISAAC STEIN has served as a director of the Company since March 1995. Since its inception, Mr. Stein has served as the president of Waverley Associates, Inc., a private investment firm, which he founded in 1983. In addition, Mr. Stein currently serves as Chairman of UCSF-Stanford Health Care, which operates the clinical facilities of Stanford and UCSF. Mr. Stein is also a Trustee of Stanford University. From February 1993 to February 1994, Mr. Stein served as a special assistant to the President of Stanford University. From July 1990 to December 1992, he served as Chairman of Esprit de Corp., an apparel company, and from March 1991 to February 1992, he served as its acting President and Chief Executive Officer. Mr. Stein currently serves as a director of ALZA Corporation, The Benham Group and Raychem Corporation. Mr. Stein holds a B.A. in economics and mathematics from Colgate University, an M.B.A. from Stanford Business School and a J.D. from Stanford Law School.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 1997, the Board of Directors held ten (10) meetings. The Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommend to the Board the independent auditors to be retained; and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors:
Messrs. Stein and Gutshall and Dr. McNeil. During the fiscal year ended December 31, 1997, it met two (2) times.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended December 31, 1997, it met three (3) times. Until the Annual Board of Directors' meeting on May 6, 1998 the Compensation Committee will be composed of three non-employee directors: Mr. Colella and Drs. Read and Sevastopoulos. After May 6, 1998, the Compensation Committee will consist of three non-employee directors: Mr. Holveck and Drs. Read and Sevastopoulos.

    During the fiscal year ended December 31, 1997, all directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively, except as follows: David P. Holveck was elected to the Board in November 1997 and attended one of two meetings remaining in 1997.

                                   PROPOSAL 2
               APPROVAL OF 1994 EQUITY INCENTIVE PLAN, AS AMENDED

    The Company's 1994 Equity Incentive Plan (the "Incentive Plan") was adopted by the Board of Directors in February 1994 and approved by the stockholders in March 1994. As a result of a series of amendments, as of November 17, 1997, there were 800,000 shares reserved for issuance under the Incentive Plan.

    As of November 17, 1997, options (net of cancelled or expired options) covering an aggregate of 766,443 shares had been granted under the Incentive Plan and only 33,557 shares (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of options) remained available for future grant under the Plan. In November 1997, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Incentive Plan from 800,000 shares to 1,800,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

    Stockholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to approve the Incentive Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Incentive Plan, as amended, are outlined below:

GENERAL

    The Incentive Plan provides for the grant of incentive stock options, stock appreciation rights, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "Stock Awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights.

PURPOSE

    The Incentive Plan provides a means by which employees and directors of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. As of March 16, 1998 all of the Company's approximately 70 employees, directors and consultants are eligible to participate in the Incentive Plan.

ADMINISTRATION

    The Incentive Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which Stock Awards will be granted, the number of shares to be subject to the Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the exercise price, the type of consideration and other terms of the Stock Award. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Code Section 162(m), or solely of two or more non-employee directors. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

    Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees (including officers and employee-directors) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive Stock Awards other than incentive stock options and stock appreciation rights appurtenant thereto.

    No incentive stock option may be granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. To the extent an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and its affiliates and determined for each share as of the date the option to purchase the shares was granted) in excess of $100,000, any such excess options will be treated as nonstatutory stock options. No person may be granted options and stock appreciation rights appurtenant thereto covering more than 100,000 shares of Common Stock per calendar year.

STOCK SUBJECT TO THE INCENTIVE PLAN

    If any Stock Award granted under the Incentive Plan expires or otherwise terminates in whole or in part without having been exercised in full (or vested in the case of restricted stock), the Common Stock not purchased under such Stock Award will revert to and again become available for issuance under the Incentive Plan. Shares of stock subject to exercised stock appreciation rights shall not again become available for issuance under the Incentive Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price for an incentive stock option cannot be less than 100% of the fair market value of the Common Stock on the date of the option grant and the exercise price for a nonstatutory stock option cannot be less than 85% of the fair market value of the Common Stock on the date of option grant. At March 16, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $9.75 per share.

    The exercise price of options granted under the Incentive Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment or other arrangement, or (iii) in any other form of legal consideration acceptable to the Board.

    EXERCISE/VESTING. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares of stock covered by currently outstanding options under the Incentive Plan typically vest at the rate of 1/50th per month (24% per year) during the optionee's employment or services as a director or consultant. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned and unencumbered stock of the Company or by a combination of these means.

    TERM. The maximum term of options under the Incentive Plan is 10 years. An optionee whose relationship with the Company or any related corporation ceases for any reason (other than by death or permanent and total disability) may exercise options in the period specified by the Board following such cessation. Options may be exercised for up to twelve months after an optionee's relationship with the Company and its affiliates ceases due to disability, and up to eighteen months following an optionee's death (unless such options expire sooner by their terms).

    RESTRICTIONS ON TRANSFER. No stock option may be transferred by the optionee other than by will or the laws of descent or distribution, provided that the Board of Directors may grant a nonstatutory stock option that is transferable, and provided further that an optionee may designate a beneficiary who may exercise the option following the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PAYMENT. The purchase price under a restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement, however, stock bonuses may be awarded in consideration of past services without a purchase payment.

    The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either (a) in cash at the time of purchase; (b) at the discretion of the Board, according to a deferred payment or other arrangement; or (c) in any other form of legal consideration acceptable to the Board. The Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    VESTING. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

    RESTRICTIONS ON TRANSFER. Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

STOCK APPRECIATION RIGHTS

    The Board may grant stock appreciation rights to employees or directors of, or consultants to, the Company or its affiliates. The Incentive Plan authorizes three types of stock appreciation rights.

    TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

    CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

    INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Incentive Plan or subject to any Stock Award granted under the Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Incentive Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding Stock Awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Incentive Plan provides that, in the event of a specified type of merger or other corporate reorganization which is not approved by the Board, each outstanding Option under the Incentive Plan shall become fully vested, and the Company's right of repurchase shall lapse with respect to shares received upon exercise of an Option prior to full vesting, notwithstanding the terms of the Option or any early exercise stock purchase agreement, immediately prior to the consummation of such merger or other corporate reorganization. The Incentive Plan further provides that, to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the Incentive Plan or substitute similar Stock Awards for those outstanding under such plan, or such outstanding Stock Awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the Incentive Plan, or to substitute similar options, then the time during which such Stock Awards may be exercised will be accelerated and the Stock Awards terminated if not exercised during such time. The acceleration of an Stock Award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. The Incentive Plan will terminate in September 2006 unless sooner terminated by the Board of Directors.

    The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the stockholder approval of the amendment is necessary for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Securities

Exchange Act of 1934, as amended (the "Exchange Act") or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a mid-term or long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs, provided, however, that options to purchase Common Stock granted to certain executive officers in 1997 may not be eligible for such treatment.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee, provided, however, that options to purchase Common Stock granted to certain executive officers in 1997 may not be eligible for such treatment. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who are subject to Section 16(b) of the Exchange Act or who acquire stock subject to certain repurchase rights.

    RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

    Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term, mid-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient, provided however, that options to purchase Common Stock granted to certain executive officers in 1997 may not be eligible for such treatment.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

    Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

    The following table presents certain information with respect to options granted under the Incentive Plan as of March 16, 1998 subject to the stockholders' approval of the increase in the number of shares authorized for issuance under the Incentive Plan to (i) the Company's Chief Executive Officer, its two other most highly compensated executive officers at December 31, 1997, including one former executive officer who departed the Company during January 1998, (the "Named Executive Officers"), (ii) all executive officers as a group,
(iii) all non-executive officer directors as a group, and (iv) all non-executive officer employees as a group.

                               NEW PLAN BENEFITS
                           1994 EQUITY INCENTIVE PLAN

                                                                                                        NUMBER OF
                                                                                                         OPTION
                                                                                           DOLLAR        SHARES
NAME AND POSITION                                                                         VALUE(1)     GRANTED(2)
-------------------------------------------------------------------------------------  --------------  -----------
Louis G. Lange, M.D., Ph.D.,.........................................................        --                 0
  Chairman of the Board and Chief Executive Officer

Kathleen A. Stafford,................................................................        --                 0

  Chief Financial Officer (3)

Andrew A. Wolff, M.D.,...............................................................        --                 0

  Vice President, Clinical Research and Development

All Executive Officers as a Group(4)(5)..............................................    $   63,750        85,000

All Non-Executive Officer Directors as a Group.......................................        --                 0

All Non-Executive Officer Employees as a Group.......................................        81,563        89,500

------------------------

(1) Dollar value is the number of option shares granted multiplied by the per share fair market value as of March 16, 1998 (calculated by subtracting the exercise price of the option from the market price of the Company's stock at closing on March 16, 1998).

(2) Except as noted in footnote (4), no stock awards other than stock options have been granted under the Incentive Plan as of March 16, 1998 subject to the stockholders' approval of the increase in the number of shares authorized for issuance under the Incentive Plan.

(3) Ms. Stafford resigned from her position as Chief Financial Officer in January 1998, but will remain a consultant to the Company through December 1998.

(4) Daniel K. Spiegelman, Chief Financial Officer, was granted options to 50,000 shares of the Company's stock and a stock bonus of 1,500 under the Incentive Plan as of March 16, 1998 subject to the stockholders' approval of the increase in the number of shares authorized for issuance under the Incentive Plan.

(5) Includes Ms. Stafford, who resigned from her position as Chief Financial Officer in January 1998, but will remain a consultant to the Company through December 1998.

                                   PROPOSAL 3
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1990. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 16, 1998 by: (i) each stockholder who is known by the Company based on publicly available records to own beneficially more than 5% of the Common Stock; (ii) the Named Executive Officers; (iii) each director and nominee for director; and (iv) all directors and executive officers of the Company as a group.

                                                                                             SHARES BENEFICIALLY
                                                                                                  OWNED(1)
                                                                                           -----------------------
                                                                                                         PERCENT
BENEFICIAL OWNER                                                                             NUMBER     OF TOTAL
-----------------------------------------------------------------------------------------  ----------  -----------
Biotech Target S.A.......................................................................   1,849,647       16.74%
  Swiss Bank Tower
  Panama 1
  Republic of Panama

Zesiger Capital Group, LLC(2)............................................................     948,400        8.59
  320 Park Avenue
  New York, NY 10022

Entity affiliated with Biogen, Inc.......................................................     669,857        6.06
  St. Paul's Gate
  New Street
  St. Helier Jersey JE48Z
  Channel Islands
Louis G. Lange, M.D., Ph.D.(3)...........................................................     350,077        3.11
Samuel D. Colella(4).....................................................................     329,545        2.97
Andrew A. Wolff, M.D.(5).................................................................      68,260       *
Kathleen A. Stafford(6)..................................................................      67,439       *
Thomas L. Gutshall(7)....................................................................      55,339       *
Isaac Stein(8)...........................................................................      40,999       *
Costa G. Sevastopoulos, Ph.D.(9).........................................................      26,292       *
J. Leighton Read, M.D.(10)...............................................................      23,221       *
Barbara J. McNeil, M.D., Ph.D.(11).......................................................      18,499       *
David P. Holveck.........................................................................           0       *
All directors and executive officers as a group (14 persons)(12).........................   1,016,671        8.81

------------------------
 *  Represents beneficial ownership of less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock, shown as beneficially owned by them. Percentage of beneficial ownership is based on 11,046,400 shares of Common Stock outstanding as of March 16, 1998.

(2) Zesiger Capital Group, LLC has dispositive power pursuant to authority granted by its investment clients. Zesiger Capital Group, LLC disclaims beneficial ownership of all such shares.

(3) Includes 218, 950 shares issuable upon the exercise of options, 89,118 of which would be subject to repurchase by the Company as of May 15, 1998, if issued. Also, includes 7,500 shares held in the Louis

    Lange Family Trust. Dr. Lange disclaims beneficial ownership of the shares held in the Louis Lange Family Trust, except to the extent of his pecuniary interests therein.

(4) Includes 17,000 shares issuable upon the exercise of options, 7,363 of which would be subject to repurchase by the Company as of May 15, 1998, if issued. Also includes 5,828 shares held by Institutional Ventures Management V, L.P. ("IVM"), 285,578 shares held by Institutional Venture Partners V, L.P. ("IVP"), 400 shares issuable upon the exercise of outstanding warrants held by IVM exercisable within 60 days of March 16, 1998 and 19,600 shares issuable upon the exercise of outstanding warrants held by IVP exercisable within 60 days of March 16, 1998. Mr. Colella, a director of the Company, is a general partner of IVM. IVM is the general partner of IVP. Mr. Colella disclaims beneficial ownership of the shares held by IVM and IVP, except to the extent of his pecuniary interests therein.

(5) Includes 67,500 shares issuable upon the exercise of options, 33,400 of which would be subject to repurchase by the Company as of May 15, 1998, if issued.

(6) Includes 26,670 shares issuable upon the exercise of options, 18,555 of which would be subject to repurchase by the Company as of May 15, 1998, if issued. Also includes 8,157 shares held by Ms. Stafford's spouse and 2,500 shares issuable upon exercise of an outstanding warrant exercisable within 60 days of March 16, 1998. Effective as of January 1998, Ms. Stafford resigned from her position as Chief Financial Officer, but will remain a consultant to the Company through December 1998.

(7) Includes 27,714 shares issuable upon the exercise of options, 10,529 of which would be subject to repurchase by the Company as of May 15, 1998, if issued. Also includes 27,125 shares held in the Gutshall Family Trust and 500 shares issuable upon the exercise of an outstanding warrant held in the Gutshall Family Trust exercisable within 60 days of March 16, 1998.

(8) Includes 26,000 shares issuable upon the exercise of options, 12,086 of which would be subject to repurchase by the Company as of May 15, 1998, if issued. Also, includes 4,375 shares held in the Stein 1995 Revocable Trust and 625 shares issuable upon the exercise of an outstanding warrant held in the Stein 1995 Revocable Trust exercisable within 60 days of March 16, 1998.

(9) Includes 26,000 shares issuable upon the exercise of options, 10,836 of which would be subject to repurchase by the Company as of May 15, 1998, if issued.

(10) Includes 15,500 shares issuable upon the exercise of options, 7,390 of which would be subject to repurchase by the Company as of May 15, 1998, if issued.

(11) Includes 16,000 shares issuable upon the exercise of options, 7,363 of which would be subject to repurchase by the Company as of May 15, 1998, if issued.

(12) Includes 496,459 shares issuable upon the exercise of options and warrants held by all directors and executive officers that are exercisable within 60 days of March 16, 1998, 206,111 of which would be subject to repurchase by the Company as of May 15, 1998, if issued. See footnotes (3)-(11).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

    To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that 3 reports, covering an aggregate of 3 transactions, were filed late by Dr. Lange, Dr. Sevastopoulos and Ms. Stafford and initial reports of ownership were filed late by Ms. Clark and Mr. Holveck.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The names of the executive officers and key employees of the Company and their ages as of April 27, 1998 are as follows:

NAME                                        AGE                                 POSITION
---------------------------------------     ---     ----------------------------------------------------------------
Louis G. Lange, M.D., Ph.D.............         49  Chairman of the Board and Chief Executive Officer

Daniel K. Spiegelman...................         40  Chief Financial Officer

Brent K. Blackburn, Ph.D...............         37  Vice President, Developmental Research

Richard M. Lawn, Ph.D..................         51  Vice President, Discovery Research

Andrew A. Wolff, M.D...................         43  Vice President, Clinical Research and Development

Cynthia L. Clark, Esq..................         35  General Counsel

------------------------

    DANIEL K. SPIEGELMAN has served as Chief Financial Officer for the Company since January 1998. From July 1991 until January 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, holding the position of treasurer from December 1996 to January 1998, assistant treasurer from July 1992 to December 1996, and treasury manager from July 1991 to July 1992. From September 1985 to June 1991, Mr. Spiegelman served as Chief Financial Officer of COMAC Services, a national marketing services company. Mr. Spiegelman holds a B.A. in economics from Stanford University and an M.B.A. from Stanford Graduate School of Business.

    BRENT K. BLACKBURN, PH.D., has served as Vice President, Developmental Research since October 1997. From September 1989 until September 1997, Dr. Blackburn served in the Research Department at Genentech, Inc. From September 1993 to September 1997, Dr. Blackburn also served as the project team leader for the oral GPIIbIIIa antagonist project, a cardiovascular product, in the Development Department at Genentech, Inc. Dr. Blackburn holds a Ph.D. from the University of Texas in Austin and a B.S. from Texas Christian University.

    RICHARD M. LAWN, PH.D., has served as Vice President, Discovery Research for the Company since October 1997. From August 1992 until October 1997, he served on a part-time basis as Vice President, Molecular Cardiology for the Company. Since October 1990, Dr. Lawn has also served as a Professor of Medicine at Stanford University School of Medicine. From January 1980 until October 1990, Dr. Lawn served as a senior scientist and later as a staff scientist at Genentech, Inc. Dr. Lawn has been a pioneer in the cloning of genes involved in coagulation and heart disease, including globin genes and genes for anti-hemophilia factor VIII. He was a post-doctoral fellow at the California Institute of Technology and received a Ph.D. in molecular, cellular and developmental biology from the University of Colorado and a B.A. from Harvard College.

    ANDREW A. WOLFF, M.D., has served as Vice President of Clinical Research and Development for the Company since September 1996. From September 1994 to September 1996, Dr. Wolff served as Vice President of Clinical Research for the Company. From June 1993 until September 1994, Dr. Wolff served as the Executive Director of Medical Research and New Molecules Clinical Programs Leader for Syntex, a pharmaceutical and healthcare company. From July 1990 until June 1993, Dr. Wolff served as the Director, Department for Cardiovascular Therapy for Syntex. In addition, from August 1992 to February 1993, he served as the acting Associate Director for Europe for the Institute for Cardiovascular and Central Nervous System Clinical Research, Maidenhead, England. Since June 1988, Dr. Wolff has served also as an assistant clinical professor of medicine in the Cardiology Division of the University of California, San Francisco. He holds an M.D. from the Washington University Medical School.

    CYNTHIA L. CLARK, ESQ., has served as General Counsel for the Company since October 1997. From December 1995 to September 1997, Ms. Clark served as a consultant to start-up biotechnology companies and other technology companies, including serving as President for Bell Atlantic Internet Solutions-- North, Inc., an Internet service provider, from June 1997 to present. From August 1994 to December 1995, Ms. Clark served as General Counsel to Univax Biologics, Inc., a biotechnology company. From June 1992 to March 1994, Ms. Clark served as Senior Corporate Counsel for Comprehensive Technologies International, Inc., a government contracts and technology company. Ms. Clark earned a B.A. in mathematics and government from Wesleyan University and a J.D. from Washington College of Law, American University.

    See "Election of Directors--Directors Continuing in Office Until the 2000 Annual Meeting" for a brief description of the education background and business experience of Dr. Lange.

                             EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

    Other than Isaac Stein and Barbara McNeil, who receive $1,000 per meeting attended as described below, the Company's directors currently do not receive cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for reasonable expenses in connection with attendance at Board and committee meetings.

    Each non-employee director of the Company receives stock option grants under the Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). On September 23, 1996, the Board of Directors amended and restated, and on October 29, 1996, the stockholders approved, the amended and restated Directors' Plan. There are currently 250,000 shares of Common Stock authorized for issuance under the Directors' Plan.

    The Directors' Plan provides for automatic grants of options to purchase shares of Common Stock to non-employee directors of the Company ("Non-Employee Directors"). Pursuant to the terms of the Directors' Plan, each Non-Employee Director is automatically granted an option to purchase shares of Common Stock. On September 8, 1996, each Non-Employee Director was granted an option to purchase 5,000 shares. These options vest at the rate of 1/36 per month. Upon the amendment and restatement of the Directors' Plan, each Non-Employee Director was granted an additional option to purchase 15,000 shares. Each subsequently elected Non-Employee Director has and will also be granted an option to purchase 15,000 shares at his or her election. These options for 15,000 shares vest as to 33.33% of the shares 12 months from the date of grant, and at the rate of 1/36 per month thereafter, if the Non-Employee Director provides services to the Company or its affiliates through the applicable vesting date. In addition, at the Annual Meeting of the Company's stockholders in 1998, each Non-Employee Director will be granted an option to purchase 5,000 shares, which will vest 12 months from the date of grant if the Non-Employee Director provides services to the Company or its affiliates through such date.

    The exercise price of options granted under the Directors' Plan must equal the fair market value of the Common Stock on the date of grant; provided, however, that prior to the September 1996 amendment and restatement of the Directors' Plan, the exercise price of options granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its affiliates was 110% of the fair market value on the date of grant. No option granted under the Directors' Plan may be exercised after the expiration of ten years from date it was granted.

    As of March 16, 1998, options to purchase approximately 145,000 shares of Common Stock had been granted under the Directors' Plan, 3,500 shares of Common Stock has been issued upon the exercise of options, options to purchase 141,500 shares of Common Stock were outstanding and 105,000 shares remained available for future grant.

    Upon certain changes in control of the Company, outstanding options will be assumed or substituted by the surviving corporation. The Directors' Plan will terminate in September 2006, unless earlier terminated by the Board.

    Under the terms of a Separation and Consulting Agreement between the Company and Thomas L. Gutshall, the Company accepted Mr. Gutshall's resignation as President and Chief Operating Officer effective September 2, 1996 and Mr. Gutshall agreed to continue to serve as a member of the Company's Board of Directors and to serve as a consultant to the Company through December 31, 1998. Pursuant to this agreement, Mr. Gutshall received $42,000 as compensation for his consulting services in the fiscal year ended December 31, 1997. Mr. Gutshall will receive $3,500 per month as consulting fees during the fiscal year ending December 31, 1998.

    Dr. McNeil received $6,000 as compensation for her services in attending meetings of the Board in the fiscal year ended December 31, 1997.

    Mr. Stein received $5,000 as compensation for his services in attending meetings of the Board in the fiscal year ended December 31, 1997.

    In 1997, as compensation for consulting services, which does not include attendance at meetings of the Board, rendered in the fiscal year ended December 31, 1996, the Company paid Dr. Sevastopoulos $30,000 and for services rendered in the fiscal year ended December 31, 1997, the Company paid Dr. Sevastopoulos $25,000 and granted him 5,000 nonstatutory stock options.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth for the fiscal years ended December 31, 1995, 1996 and 1997 certain compensation awarded or paid to, or earned by, the Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                  ANNUAL COMPENSATION                     COMPENSATION
                                 ------------------------------------------------------    SECURITIES
                                                                         OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR      SALARY($)     BONUS($)    COMPENSATION($)     OPTIONS(#)     COMPENSATION($)
-------------------------------  ---------  -----------  ------------  ----------------  ---------------  ----------------
Louis G. Lange, M.D., Ph.D.....       1995     250,000      10,000(1)       30,000(2)          55,000            --
  Chairman of the Board and           1996     250,000      25,000(3)       94,242(4)          65,000            --
  Chief Executive Officer             1997     257,500      50,900(5)      115,913(6)          30,000            --

Kathleen A. Stafford...........       1995       5,000        --              --               35,250          95,425(7)
  Chief Financial Officer(8)          1996     109,800      12,500(9)         --               14,250            --
                                      1997     149,700      50,000(10)        --                7,500            --

Andrew W. Wolff, M.D...........       1995     175,500      27,500(11)        --                7,500            --
  Vice President, Clinical            1996     184,000      10,000(12)        --               22,500            --
  Research and Development            1997     196,000      30,000(13)        --               15,000            --

--------------------------

 (1) Paid in 1996 based upon Dr. Lange's performance in 1995.

 (2) Consists of amounts forgiven on loan obligations.

 (3) Represents the dollar value of shares awarded in 1997 based upon Dr. Lange's performance in 1996. The dollar value was calculated by multiplying the market value on the day prior to the date of grant ($8.50) by the number of shares awarded.

 (4) Consists of $92,880 forgiven on loan obligations and $1,362 paid to satisfy related tax obligations. See "Certain Transactions."

 (5) Paid in 1998 based upon Dr. Lange's performance in 1997.

 (6) Consists of $50,000 of mortgage assistance and $65,913 paid to satisfy tax obligations.

 (7) Consists of fees paid for consulting services. Ms. Stafford served as a consultant to the Company from May 1995 through November 1995 before becoming the Chief Financial Officer on December 1, 1995.

 (8) Ms. Stafford resigned from her position as Chief Financial Officer in January 1998, but will remain a consultant to the Company through December 1998.

 (9) Consists of the dollar value of shares awarded in 1997 based upon Ms. Stafford's performance in 1996. See footnote (3) for calculation of stock award.

 (10) Consists of $30,000 paid in 1998 based upon Ms. Stafford's performance in 1997 and $20,000 paid in 1997 based upon Ms. Stafford's performance in 1997.

 (11) Paid in 1996 based upon Dr. Wolff's performance in 1995.

 (12) Represents the dollar value of shares awarded in 1997 based upon Dr. Wolff's performance in 1996. See footnote (3) for calculation of stock award.

 (13) Paid in 1998 based upon Dr. Wolff's performance in 1997.

                       STOCK OPTION GRANTS AND EXERCISES

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1997 to each of the Named Executive Officers:

                              INDIVIDUAL GRANTS(1)

                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                            PERCENTAGE OF                                ANNUAL RATES OF
                                               NUMBER OF    TOTAL OPTIONS                                  STOCK PRICE
                                              SECURITIES     GRANTED TO                                  APPRECIATION FOR
                                              UNDERLYING    EMPLOYEES IN     EXERCISE                     OPTION TERM(4)
                                                OPTIONS      FISCAL YEAR       PRICE      EXPIRATION   --------------------
NAME                                          GRANTED(#)       (%)(2)        ($/SH)(3)       DATE        5%($)     10 ($)
-------------------------------------------  -------------  -------------  -------------  -----------  ---------  ---------
Louis G. Lange, M.D., Ph.D.................      30,000(5)         6.71           7.50       4/30/07     123,176    329,412

Kathleen A. Stafford(6)....................       7,500(7)         1.68           8.50       3/21/07      46,200    111,328

Andrew A. Wolff, M.D.......................      15,000(5)         3.35           8.50       3/21/07      92,400    222,655

------------------------

(1) Each grant listed in this table was granted under the 1994 Equity Incentive Plan, which is described in Proposal 1. The Company has, in the past, also granted options to its executive officers under its 1992 Stock Option Plan. The terms of a stock option granted under the 1992 Stock Plan generally may not exceed 10 years. Options granted pursuant to the 1992 Stock Plan become exercisable at a rate specified in the option agreement. Options may include provisions allowing exercise of any part or all of the options prior to full vesting. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The exercise price of options granted under the 1992 Stock Plan is determined by the Board of Directors; provided that, in the case of an incentive stock option, the exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant, and in the case of a nonstatutory stock option, the exercise price cannot be less than 85% of the fair market value of the Common Stock on the date of grant. Upon certain changes in control of the Company, not subject to Board approval, outstanding options shall be fully vested and shall be assumed, substituted or continued by the surviving corporation or parent thereof. In the event the surviving corporation or its parent refuses to assume, substitute or continue such options, then such options shall be terminated if not exercised prior to the change of control.

(2) Based on an aggregate of options to purchase 447,100 shares of the Company's Common Stock granted to employees and directors of, and consultants to, the Company during the fiscal year ended December 31, 1997, including the Named Executive Officers.

(3) The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the market price of the Company's Common Stock on the date of grant appreciates from the date of grant at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

(5) Twenty-four percent of the option vests one year from the vesting commencement date, with subsequent vesting at a rate of two percent per month until fully vested. The option expires ten years from the date of grant or earlier upon termination of employment.

(6) Ms. Stafford resigned from her position as Chief Financial Officer in January 1998, but will remain a consultant to the Company through December 1998.

(7) The option vests in equal monthly increments over a two year period.

AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND DECEMBER 31, 1997 OPTION VALUES

    The following table sets forth the number and value of securities underlying unexercised options held by each of the Named Executive Officers at December 31, 1997.

                                                                                NUMBER OF
                                                                               SECURITIES          VALUE OF
                                                                               UNDERLYING         UNEXERCISED
                                                                               UNEXERCISED       IN-THE-MONEY
                                                  SHARES         VALUE         OPTIONS AT         OPTIONS AT
                                                ACQUIRED ON    REALIZED     DECEMBER 31, 1997  DECEMBER 31, 1997
NAME                                            EXERCISE(#)     ($)(0)      VESTED/UNVESTED(2) VESTED/UNVESTED(3)
----------------------------------------------  -----------  -------------  -----------------  -----------------
Louis G. Lange, M.D., Ph.D....................      21,050    $   198,860     109,420/109,530    798,062/603,919

Kathleen A. Stafford(4).......................      20,330        196,947       3,488/ 23,182      7,108/131,248

Andrew A. Wolff, M.D..........................      --            --           25,375/ 42,125    174,453/199,609

------------------------

(1) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) without taking into account any taxes that may be payable in connection with the transaction.

(2) Reflects shares vested and unvested at December 31, 1997. Certain options granted under the Incentive Plan are immediately exercisable, but are subject to the Company's right to repurchase unvested shares on termination of employment.

(3) Based on the fair market value of the Company's Common Stock at December 31, 1997 ($9.375) minus the exercise price of the options.

(4) Ms. Stafford resigned from her position as Chief Financial Officer in January 1998, but will remain a consultant to the Company through December 1998.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

    The Compensation Committee (the "Committee") of the Board of Directors reviews and recommends to the Board of Directors for approval the Company's executive compensation policies. During the year ended December 31, 1997, the Committee consisted of directors Samuel D. Colella, Costa G. Sevastopoulos, Ph.D. and J. Leighton Read, M.D., all of whom are non-employee directors. The Committee annually evaluates the performance, and determines the compensation, of the Company's Chief Executive Officer and the other executive officers based upon a combination of several factors: of the achievement of corporate goals, individual performance and comparisons with other biotechnology and biopharmaceutical companies. The following is the report of the Committee describing the compensation policies and rationales applicable to the Company's executive officers with regard to the compensation payable to such executive officers for the fiscal year ended December 31, 1997.

COMPENSATION PHILOSOPHY

    The goals of the Company's compensation policies are to attract and retain the highest quality executives, reward them for achieving the Company's goals and objectives, and to motivate them to contribute to the long-term success and value of the Company for stockholders. Compensation for the Company's executive officers consists of a base salary and potential bonus, as well as potential incentive compensation through stock options and stock ownership. The Company awarded cash and stock bonuses pursuant to a formal incentive bonus plan as set forth below. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

BASE SALARY

    The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industry. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions within the Company's principal competitors, in accordance with published biopharmaceutical and biotechnology compensation survey informa-tion, and other internal considerations. Based on such surveys, the executive officers' salaries are set in the mid-range compared with other biotechnology and biopharmaceutical companies. As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer's base salary are based upon personal performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

BONUSES

    All regular employees (including executive officers) of the Company were eligible to receive cash bonuses in 1998 based upon achievement of individual and corporate goals in 1997. The amounts of such bonuses for executive officers other than the Chief Executive Officer were based upon the recommendation of the Chief Executive Officer, subject to review and approval of the Compensation Committee and the Board of Directors. The amounts of such bonuses for the Chief Executive Officer were determined by the Compensation Committee subject to the review and approval of the Board of Directors. The Company

------------------------

(1) The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "1933 Act") or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

makes determinations with respect to bonuses based upon a subjective assessment of a variety of factors, both personal and corporate. These factors include, in order of importance, the progress of the Company in fulfilling its yearly performance objectives and the individual performance of each executive officer and a comparison with other biotechnology and biopharmaceutical companies. The Company's key goals in 1997 included advancing the Company's lead products through development and clinical testing within the budget established by the Board of Directors, recruiting high quality management team, planning and entering into appropriate collaborative arrangements with pharmaceutical and biotechnology companies relating to the development of additional products and securing additional capital to enable the Company to fund operations through 1998. In December, 1997, the Company reviewed the corporate goals and determined that 90% of the 1997 goals had been achieved. In addition, in 1997, the Board of Directors awarded a one-time stock bonus to certain key executives and employees who played a significant role in the Company's collaboration with Biogen.

LONG-TERM INCENTIVES

    The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1994 Equity Incentive Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate executives to maximize long-term stockholder value. The options also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the progress of the Company in fulfilling its yearly performance objectives, individual performance of the executive officer and the past and anticipated future contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years, including the number of unvested options, are also taken into consideration. Consistent with these policies, the Committee granted options to purchase 52,500 shares of Common Stock to three Executive Officers during 1997.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In 1997, Louis G. Lange received a base salary of $257,500. Dr. Lange's salary was determined on the basis of negotiations between the Board of Directors and Dr. Lange with due regard for his qualifications, experience, prior salary, and competitive salary information. Dr. Lange's base salary for 1997 was established in part by comparing the base salaries of chief executive officers at other biotechnology and pharmaceutical companies of similar size. In awarding stock options, the Committee considered Dr. Lange's performance, the overall contribution to the Company and the Company's achievement of its performance objectives, the number of unvested options and total number of options to be granted. In 1997, Dr Lange received an option to purchase 30,000 shares of Common Stock. In addition, Dr. Lange received a 2,500 stock bonus valued at $25,000 in 1997 which was paid in consideration for his performance during 1996. As with other executive officers, total compensation was based, in part, on the Company's accomplishments and Dr. Lange's contribution thereto, including initiation of the Phase III clinical program for ranolazine, closing the partnership agreement with Biogen, Inc. for CVT-124, completing the Phase II clinical trial for CVT-124, raising $12.9 million through a private placement of equity securities with Biotech Target S.A., and identifying CVT-510 as an IND candidate for 1998.

SECTION 162(M)

    The Board has considered the potential effect of Section 162(m) of the Internal Revenue Code of 1996, as amended, on compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for each of the executive officers named in the proxy statement. Compensation above $1 million may be deducted if it is "performance-based compensation." The Committee has determined that, where practical, stock options granted under the Company's 1994 Equity Incentive Plan with an exercise price of at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation;" provided, however, that options to purchase Common Stock granted to certain executive officers in 1997 may not be eligible for such treatment.

    From the 1997 members of the Compensation Committee of CV Therapeutics, Inc.

                                          Samuel D. Colella
                                          Costa G. Sevastopoulos, Ph.D.
                                          J. Leighton Read, M.D.

                     PERFORMANCE MEASUREMENT COMPARISON(2)

    The following graph shows the total stockholder return of an investment of $100 in cash since the Company's initial public offering of Common Stock on November 19, 1996 through December 31, 1997 for (i) the Company's Common Stock,
(ii) the Nasdaq Stock Market (U.S.) Index ("Nasdaq"), (iii) the Nasdaq Pharmaceutical Index ("Nasdaq Pharmaceutical") and (iv) the Hambrecht & Quist Biotechnology Index ("H&Q Biotechnology"). The Company will be using the H&Q Biotechnology rather than the Nasdaq Pharmaceutical going forward because the Company believes the H&Q Biotechnology is a more representative comparator of the Company's industry and peer group. All values assume reinvestment of the full amount of all dividends, although dividends have not been declared on the Company's Common Stock.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CV THERAPEUTICS, INC.        NASDAQ STOCK MARKET (U.S.)          HAMBRECHT & QUIST BIOTECHNOLOGY
11/19/96                         $100                              $100                                        $100
12/96                              87                               106                                          98
12/97                             126                               130                                          99

               NASDAQ PHARMACEUTICAL
11/19/96                            $100
12/96                                102
12/97                                105

------------------------

(2) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS

    The Company has provided Louis G. Lange, M.D., Ph.D., Chairman of the Board of Directors and Chief Executive Officer, with several loans. In August 1992, the Company provided a loan in the principal amount of $500,000 at an annual interest rate of 7.0%, pursuant to a promissory note secured by a deed of trust on Dr. Lange's residence (the "1992 Note"). In June 1993, the Company provided a loan in the principal amount of $25,000, at an annual interest rate of 5.33%, pursuant to a promissory note secured by a stock pledge of 2,500 shares of Common Stock held by Dr. Lange (the "1993 Note"). In June 1995, in connection with the exercise of an option to purchase Common Stock, the Company provided a loan in the principal amount of $37,500, at an annual interest rate of 7.31%, pursuant to a promissory note secured by a pledge of 15,000 shares of Common Stock held by Dr. Lange (the "1995 Note"). In August 1996, the Company provided a loan to Dr. Lange in the principal amount of $25,000, at an annual interest rate of 6.84%, pursuant to a promissory note secured by a pledge of 2,500 shares of Common Stock held by Dr. Lange (the "1996 Note").

    In September 1996, the Company amended all four notes. Under the terms of each amended note, the loans bear interest at the rate of 6.53% compounded semi-annually and the outstanding principal amount is due on the earliest of December 31, 2001, the termination of employment or a change in control. At the same time, the Company forgave all interest due on the four loans as of December 31, 1995 ($92,880). In addition, the Company will pay Dr. Lange an amount necessary to compensate him for any taxes that he may incur due to the interest forgiveness as well as the following amounts for mortgage assistance: $50,000 in 1997, $40,000 in 1998, $30,000 in 1999, $20,000 in 2000 and $10,000 in 2001. The
forgiveness of the accrued interest on the notes to Dr. Lange was accounted for as compensation expense in the period in which the interest was deemed to have been forgiven.

    The largest aggregate principal amount outstanding on the four notes in 1997 was $437,500. Under the terms of an Amended and Restated Stock Pledge Agreement, the 1993 Note, 1995 Note and 1996 Note are secured by a stock pledge of 13,750 shares of Common Stock held by Dr. Lange. As of March 16, 1998, an aggregate principal amount of $437,500 remained outstanding on the four notes.

    In June 1995, in connection with the exercise of an option to purchase Common Stock, the Company provided a loan to Thomas L. Gutshall, a director of the Company who then served as President and Chief Operating Officer, in the principal amount of $62,500, at an annual interest rate of 7.31%, pursuant to a promissory note secured by a pledge of 25,000 shares of Common Stock held by Mr. Gutshall. In connection with a Separation and Consulting Agreement effective as of September 2, 1996, the Company amended the note to provide that the loan bore interest at the rate of 6.53% compounded semi-annually and the outstanding principal amount was due on the earliest of December 31, 2001, the voluntary termination of association or a change in control. The largest aggregate principal amount outstanding on the note in 1996 and the aggregate principal amount outstanding on the note in 1997 was $62,500. In July 1997, Mr. Gutshall repaid the outstanding principal amount and accrued interest on the note.

    In November 1992, the Company provided a loan to George F. Schreiner, M.D., Ph.D., who served as Vice President, Medical Science and Preclinical Research from January 1993 through January 1997, in the principal amount of $75,000, at an annual interest rate of 6.5%, pursuant to a promissory note secured by a deed of trust on Dr. Schreiner's residence. In September 1996, the Company amended the note. Under the terms of the amended note, the loan bore interest at the rate of 6.53% compounded semi-annually and the outstanding principal amount was due on the earliest of December 31, 2001, the termination of employment or a change in control. The largest aggregate principal amount outstanding in 1997 was $75,000. In January 1997, Dr. Schreiner resigned from the Company. In April 1997, Dr. Schreiner repaid the outstanding principal amount and accrued interest on the note.

OTHER TRANSACTIONS/RELATIONSHIPS

    In October 1997, the Company entered into an agreement to guarantee a $75,000 line of credit to Andrew A. Wolff.

    The Company has entered into indemnification agreements with its directors and officers for the indemnification of, and advancement of expenses to, such persons to the full extent permitted by law.

OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors /s/
                                              Alan C. Mendelson
                                              Alan C. Mendelson
                                              SECRETARY

April 29, 1998

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: DAN SPIEGELMAN, CV THERAPEUTICS, INC. 3172 PORTER DRIVE, PALO ALTO, CA 94304.

                             CV THERAPEUTICS, INC.
                           1994 EQUITY INCENTIVE PLAN
      AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON NOVEMBER 17, 1997
                    APPROVED BY THE STOCKHOLDERS ON

1.  PURPOSES.

    (a) The purpose of the 1994 Equity Incentive Plan (the "Plan") is to provide a means by which employees and directors of and consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses,
(iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to paragraph 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to paragraph 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to paragraph 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b) "BOARD" means the Board of Directors of the Company.

    (c) "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (e) "COMPANY" means CV Therapeutics, Inc., a Delaware corporation.

    (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

    (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of

Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

    (i) "COVERED EXECUTIVE" means each Employee, Director or Consultant subject to Section 16 of the Exchange Act with respect to the Company or each Employee, Director or Consultant who would be subject to Section 16 of the Exchange Act with respect to the Company if equity securities of the Company had been registered under Section 12 of the Exchange Act.

    (j) "DIRECTOR" means a member of the Board.

    (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

        (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted under subsection 8(b)(iii) of the Plan.

    (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s) "OPTION" means a stock option granted pursuant to the Plan.

    (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (u) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

    (v) "PLAN" means this 1994 Equity Incentive Plan.

    (w) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (x) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (y) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

    (z) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. The Stock Award Agreement is subject to the terms and conditions of the Plan.

    (aa) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8(b)(i) of the Plan.

3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

        (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (3) To amend the Plan or a Stock Award as provided in Section 13.

    (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 1,8000,000 shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall again become available for the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with
Section 8 of the Plan shall not be available for subsequent issuance under the Plan. (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

    (c) Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than one hundred thousand (100,000) shares of the Company's common stock in any calendar year.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM.  No Option shall be exercisable after the expiration of ten
    (10) years from the date it was granted.

        (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent expressly provided in the Option Agreement. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

        (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

        (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter or longer period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

        (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen (18) months following the date of death (or such shorter or longer period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

        (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original price is less than the stock's Fair Market Value.

        (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

        (l) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option
    (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subparagraph 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term not to exceed five (5) years.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subparagraph 11(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subparagraph 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

        (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.  STOCK APPRECIATION RIGHTS.

    (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of stock.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

        (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

        (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

       (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
    (A) the aggregate Fair Market Value (at the date of exercise) of a number of shares of stock equal to the number of vested share equivalents exercised at such time (as described in subsection 7(c)(iii)(B)) over (B) the aggregate Fair Market Value of such number of shares of stock at the date of grant.

    (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

        (i) TANDEM RIGHTS.

           (A) Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

           (B) The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (II) the aggregate exercise price payable for such vested shares.

        (ii) CONCURRENT RIGHTS.

           (A) Concurrent Rights may be tied to any or all of the shares of stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

           (B) A Concurrent Right shall be automatically exercised at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains.

           (C) The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (I) the aggregate Fair Market Value (on the Exercise Date) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (II) the aggregate exercise price paid for such shares.

       (iii) INDEPENDENT RIGHTS.

           (A) Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

           (B) The appreciation distribution payable on the exercised Independent Right shall be in an amount equal to the excess of (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock.

           (C) The appreciation distribution payable on the exercised Independent Right may be paid, in the discretion of the Board or the Committee, in cash, in shares of stock or in a combination of cash and stock. Any shares of stock so distributed shall be valued at Fair Market Value on the date the Independent Right is exercised.

        (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS.

           (A) To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

           (B) If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

           (C) No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

9.  COVENANTS OF THE COMPANY.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11. MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards. The conversion of any convertible securities of the Company shall not be treated as a transaction "without the receipt of consideration by the Company."

    (b) In the event of a Change in Control not approved by the Board, each outstanding Option under the Plan shall become fully vested, and the Company's right of repurchase shall lapse with respect to shares received upon exercise of an Option prior to full vesting, notwithstanding the terms of the Option or any early exercise stock purchase agreement, immediately prior to the consummation of such Change in Control.

    In addition, following the consummation of a Change in Control, to the extent permitted by applicable law: (i) any surviving corporation or a parent of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan or (ii) such Stock Awards shall continue in full force and effect, unless
(iii) the surviving corporation or parent of the surviving corporation refuses to assume or continue any Stock Awards outstanding under the Plan, or to substitute similar options for those outstanding under the Plan. If the surviving corporation or parent of the surviving corporation refuses to assume or continue any Stock Awards outstanding under the Plan, or to substitute similar options for those outstanding under the Plan, then the time during which any outstanding Stock Awards may be exercised shall be accelerated, the Stock Awardees shall be given reasonable opportunity to exercise such Stock Awards prior to the consummation of the Change in Control, and such Stock Awards shall be terminated if not exercised prior to the consummation of the Change in Control.

    For purposes of this Plan, "Change in Control" means: (i) a sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, equal or greater stock voting power); (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (iv) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred.

13. AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan and, subject to (c) below, outstanding Stock Awards. However, except as provided in
Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of
Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

    (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 23, 2006. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the stockholders of the Company.

                             CV THERAPEUTICS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 9, 1998

    The undersigned hereby appoints Louis G. Lange, M.D., Ph.D. and Daniel K. Spiegelman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of CV Therapeutics, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of CV Therapeutics, Inc. to be held at 3172 Porter Drive, Palo Alto, California 94304 on Wednesday, June 9, 1998 at 9:00 a.m., (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1. To elect two directors whether by cumulative voting or otherwise, to hold office until the 2001 Annual Meeting of
            Stockholders and until their successors are elected.
            / /  FOR both nominees listed below                         / /  WITHHOLD AUTHORITY to vote for
               (except as marked to the contrary below).                   both nominees listed below.

NOMINEES    Thomas L. Gutshall                                          Costa G. Sevastopoulos, Ph.D.
                       TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S) BELOW

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2. To approve the 1994 Equity Incentive Plan, as amended to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by One Million (1,000,000) shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3. To ratify selection of Ernst & Young LLP independent auditors of the Company for its fiscal year ending December 31,
            1998.

            / /  FOR            / /  AGAINST            / /  ABSTAIN
                                             Dated _______________________, 1998
                                             ___________________________________
                                             ___________________________________
                                                        Signature(s)

                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                             APPEARS HEREON. IF THE STOCK IS
                                             REGISTERED IN THE NAMES OF TWO OR
                                             MORE PERSONS, EACH SHOULD SIGN.
                                             EXECUTORS, ADMINISTRATORS,
                                             TRUSTEES, GUARDIANS AND
                                             ATTORNEYS-IN-FACT SHOULD ADD THEIR
                                             TITLES. IF SIGNER IS A CORPORATION,
                                             PLEASE GIVE FULL CORPORATE NAME AND
                                             HAVE A DULY AUTHORIZED OFFICER
                                             SIGN, STATING TITLE. IF SIGNER IS A
                                             PARTNERSHIP, PLEASE SIGN IN
                                             PARTNERSHIP NAME BY AUTHORIZED
                                             PERSON.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE
            WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.